Subsequent events	6 Months Ended
Jun. 30, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of events after reporting period [text block]

10 Subsequent events

On 6 July 2018 Equinor has entered into agreement to buy 100% of the shares in a Danish energy trading company Danske Commodities (DC) for a consideration of EUR 400 million, which will be adjusted for certain net cash and net working capital positions at closing. In addition some smaller contingent payments depending on DC’s performance have been agreed. The closing of this transaction is subject to certain conditions, including European Commission approval. Closing is expected in the second half of 2018. Upon closing of the transaction, the assets and liabilities related to the acquired business will be reflected according to IFRS 3 Business Combinations. The transaction will be accounted for in the Marketing, Midstream & Processing (MMP) segment.